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                                                                        Ex 10.17

                            LEASE AMENDING AGREEMENT

            THIS AGREEMENT is made as of the 25th of February, 20000

BETWEEN:

                  302 TOWN CENTRE LIMITED, a corporation
                  incorporated under the laws of the Province of Ontario

                  (hereinafter called the "Landlord")

                                                              OF THE FIRST PART

                   -and-

                   DELANO TECHNOLOGY CORPORATION, a
                   corporation incorporated under the laws of the Province of Ontario

                   (hereinafter called the "Tenant")

                                                              OF THE SECOND PART


WHEREAS:


1. By a lease, dated as of the 17th day of November, 1999, (the "Lease"), between the Landlord and the Tenant, the Landlord leased to the Tenant certain premises shown outlined in red on Schedule "C" attached to the Lease (the "Premises"), being located at 302 Town Centre Boulevard, in the Town of Markham, in the Province of Ontario (the "Building").

2. The Landlord and the Tenant have agreed to amend the Lease in accordance with the terms and conditions hereinafter set forth.

       NOW THEREFORE THIS AGREEMENT WITNESSES that for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties do hereby agree as follows:

1.     The Parties hereby confirm that the foregoing recitals are true.

2.     The Lease is hereby amended as follows:

   (a) The Premises to be leased by the landlord to the Tenant shall be all rentable space on all of the office floors of the Building, comprised of approximately 58,000 square feet of rentable area and sections 1.1 and
       2.1 are amended accordingly. From and after the date hereof, all references to the Premises shall be deemed to be references to all rentable space in the office portion of the Building. Whenever in the Lease, there is a reference to "Proportionate Share", it is understood that the Tenant is responsible for 100% of the costs in respect of which the Proportionate Share calculation was previously being made.

   (b) Section 9.6(a) is amended to provide that the Tenant shall be entitled to have exclusive exterior signage rights on all sides of the top of the Building.

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                                      -2-


     (c) Section 9.6(b) is amended to delete the following words: "The Landlord shall . . . are located."

     (d) Section 9.6(d) of the Lease is hereby deleted, on the understanding that all of the Tenant's signage and directory boards shall be installed, maintained and removed in accordance with subsections (a),
          (b) and (c).

     (e)  Section 4 of Schedule "F" is hereby deleted.

     (f) Section 6 of Schedule "F" is hereby amended to provide that the Tenant shall be entitled to the use of Two hundred and Fifty (250) parking spots in common with all other users thereof in the underground parking facilities and that the Tenant shall be entitled to up to thirty (30) of such spots being for the Tenant's exclusive use, as in
          Section 6 provided.

3. The parties confirm that save as amended hereby the Lease remains unamended. It is understood and agreed that all terms and expressions when used in this Agreement, unless a contrary intention is expressed herein, have the same meaning as they have in the Lease.

4.   This Agreement shall be effective from February 22, 2000.

5. This Agreement shall enure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns.

6.   CONSTRUCTION OF PREMISES

     Clause 2.4(b)(ii) - Delete - April 1, 2000
                            Add - May 15, 2000

     Provided that all BH drawings have been received and approved no later than March 5, 2000 and all finishing materials are readily available.




     IN WITNESS WHEREOF the Parties hereto have signed and sealed this Agreement as of the date and year first above written.


                                  )
                                  )    302 CITY CENTRE LIMITED
                                  )
                                  )
                                  )    Per:         /s/ Louis Reznick
                                  )         -----------------------------------
                                  )    I have authority to bind the Corporation
                                  )
                                  )    DELANO TECHNOLOGY
                                       CORPORATION
                                  )
                                  )
                                  )    Per:         /s/ David Lewis
                                  )         -----------------------------------
                                  )    I have authority to bind the Corporation